UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): June 10, 2011
ACME PACKET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33041 (Commission File Number)	04-3526641 (I.R.S. Employer Identification No.)
100 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip Code)
(781) 328-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 10, 2011, Acme Packet, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Second Lease Amendment”) dated as of June 10, 2011 with MSCP Crosby, LLC (the “Landlord”) to enlarge the premises leased by the Company, extend the term of the lease, dated as of November 23, 2009 (the “Original Lease”), and to make other modifications to the terms and conditions of the Original Lease, as amended by the First Amendment to Lease (the “First Lease Amendment”), entered into by the Company and Landlord on and dated as of July 12, 2010.
     The premises leased pursuant to the Original Lease consisted of approximately 123,788 rentable square feet of space in the building (the “Building”) located at 100 Crosby Drive, Bedford, Massachusetts. The Company leased an additional 27,161 rentable square feet of space in the Building pursuant to the First Lease Amendment. The Second Lease Amendment expands the premises leased by the Company from the Landlord to approximately 261,961 rentable square feet.
     The Term of the Original Lease is extended by the Second Lease Amendment for ten (10) years commencing on April 1, 2012 and expiring on March 31, 2022. The Company has two (2) options to extend the term of the lease each for an additional period of five (5) years, with the first extension term commencing, if at all, immediately following the expiration of the term of the Original Lease, as amended, and the second extension term commencing, if at all, immediately following the expiration of the first extension term.
     Pursuant to the Original Lease, as amended by the First and Second Lease Amendments, the Company’s monthly base rent as of April 1, 2012 shall be $245,292.13 and the Company is required to pay additional monthly rent in an amount equal to the Company’s proportionate share of certain taxes and operating expenses, as further set forth in the Second Lease Amendment. Commencing on July 1, 2012, the Company’s monthly base rent shall be $448,814.13. The Company’s monthly base rent shall be increased from time to time, as further set forth in Section 4.3 of the Second Lease Amendment.
     The foregoing summary is qualified in its entirety by reference to the text of the Second Lease Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
      On June 16, 2011, the Company issued a press release to announce the expansion of its headquarters to accommodate growth. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Second Amendment to Lease between MSCP Crosby, LLC and Acme Packet, Inc. dated as of June 10, 2011

99.1	Press Release dated June 16, 2011 entitled “Acme Packet Expands Headquarters to Accommodate Growth”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 16, 2011

Acme Packet, Inc.
By:	/s/ Peter J. Minihane
	Name:	Peter J. Minihane
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
10.1	Second Amendment to Lease between MSCP Crosby, LLC and Acme Packet, Inc. dated as of June 10, 2011

99.1	Press Release dated June 16, 2011 entitled “Acme Packet Expands Headquarters to Accommodate Growth”